SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

                               JNL(R) SERIES TRUST

For the PIMCO/JNL Total Return Bond Fund, the first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Fund normally varies within a three- to six -year time frame based on the sub-adviser's forecast for interest rates.


This Supplement is dated May 1, 2002.


(To be used with VC3657 Rev. 05/02.)

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

                               JNL(R) SERIES TRUST


On page 29 for the PIMCO/JNL Total Return Bond Fund, subsection (a) should be deleted and replaced in its entirety with the following:

(a) At least 80% of its assets will be invested, under normal circumstances, in foxed-income securities.


This Supplement is dated May 1, 2002.

(To be used with V3180 Rev. 05/02)